                                                                    EXHIBIT 10.6

                            1997 STOCK OPTION PLAN

                                      OF

                     CRESCENDO PHARMACEUTICALS CORPORATION

     1.  PURPOSES OF THE PLAN
         --------------------

          The purposes of the 1997 Stock Option Plan (the "Plan") of CRESCENDO PHARMACEUTICALS CORPORATION, a Delaware corporation (the "Company"), are to:

          (a) Encourage directors and selected employees and consultants to improve operations and increase profits of the Company;

          (b) Encourage directors and selected employees and consultants to accept or continue employment or association with the Company or its Affiliates (as defined below); and

          (c) Increase the interest of directors and selected employees and consultants in the Company's welfare through participation in the growth in value of the Class A Common Stock of the Company (the "Common Stock").

          Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

     2.  ELIGIBLE PERSONS
         ----------------

          Every person who at the date of grant of an Option is a full time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is an employee of, a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

     3.  STOCK SUBJECT TO THIS PLAN
         --------------------------

          Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of Common Stock which may be issued under options granted pursuant to this Plan and the total number of shares provided for issuance under this Plan shall be 200,000 shares. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan. If shares of Common Stock issued pursuant to an Option are repurchased by the Company, such Common Stock shall not again be available for issuance in connection with Options. To the extent the number of shares of Common Stock issued pursuant to an Option is reduced to satisfy withholding tax obligations, the number of shares withheld to satisfy the withholding tax obligations shall not be available for later grant under the Plan.

     4.   ADMINISTRATION
          --------------

          (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") or, either in its entirety or only insofar as required pursuant to Section 4(b) hereof, by a committee (the "Committee") of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").

          (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or to accelerate the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. Notwithstanding the foregoing, the Option grants under Section 7 shall be automatic and the Administrator shall have no authority, discretion or power to select the recipients of such grants, the number of shares covered by such Options, the exercise price of such Options, the timing of such grants, or the vesting schedule of such Options. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

          (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

          (d) It is intended that this Plan shall be administered such that the issuances of Options and shares hereunder shall be exempt transactions pursuant to Rule 16b-3 ("Rule 16b-3"), promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto. Notwithstanding the above, it shall be the responsibility of persons subject to Section 16 of the Exchange Act, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under
Section 16 of the Exchange Act.

     5.   GRANT OF OPTIONS; OPTION AGREEMENT
          ----------------------------------

          (a) No Options shall be granted under this Plan after the termination of the Plan. This Plan shall terminate automatically on the earlier of (i) ten
(10) years after its effective date or (ii) the date on which ALZA Corporation, a Delaware corporation ("ALZA"), exercises the Purchase Option (as described in Section 11), unless terminated earlier by the Board of Directors (the "Board") under Section 13 hereof (the "Termination Date"). No option grant shall be made after the Termination Date, but all grants made prior to the Termination Date shall remain in effect in accordance with their terms.

          (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section 6.1.3.

          (c) The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO.

          (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees or consultants of the Company, but are not employees or consultants at the date of approval.

     6.   TERMS AND CONDITIONS OF OPTIONS
          -------------------------------

          Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

          6.1  Terms and Conditions to Which All Options Are Subject.  All
               -----------------------------------------------------
Options granted under this Plan shall be subject to the following terms and conditions:

               6.1.1  Changes in Capital Structure.  Subject to Section 6.1.2,
                      ----------------------------
if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

          6.1.2  Corporate Transactions.  In the event of the proposed
                 ----------------------
dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity). If such successor does not agree to assume the Options or to substitute equivalent options therefor, unless the Administrator shall determine otherwise, the Options will expire upon such event.

          6.1.3  Time of Option Exercise.  Subject to Section 5 and Section
                 -----------------------
6.3.4, Options granted under this Plan shall be exercisable in accordance with such schedule as may be set by the Administrator and specified in the written stock option agreement relating to such Option. Options granted to employees or consultants may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Board of the Administrator in accordance with this Plan. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

          6.1.4  Option Grant Date.  Except in the case of advance approvals
                 -----------------
described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

          6.1.5  Nonassignability of Option Rights.  Except as otherwise
                 ---------------------------------
determined by the Administrator, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution and, during the life of the optionee, an Option shall be exercisable only by the optionee.

          6.1.6  Payment.  Except as provided below, payment in full, in cash,
                 -------
shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the

Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

                 (a) Acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

                 (b) Delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

          6.1.7  Termination of Employment. If an optionee ceases to be employed
                 -------------------------
by the Company or any of its Affiliates (such event being called a "Termination") for any reason other than death or disability, Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety (90) days of the date of such Termination, or such other period of not less than thirty (30) days after the date of such Termination as is specified in the stock option agreement (but in no event after the Expiration Date (as defined below)); provided, that if an optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve (12) months after the death or twelve (12) months after the disability of the optionee, or such other period of not less than six (6) months from the date of Termination as is specified in the stock option agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

          6.1.8  Withholding and Employment Taxes.  At the time of exercise of
                 --------------------------------
an Option or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion after considering any tax or accounting consequences, an optionee may elect to (i) deliver a promissory note on such terms as the Administrator deems appropriate, (ii) tender to the Company previously owned shares of Stock or other securities of the Company, or
(iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option. Any securities tendered or withheld in accordance with this Section 6.1.8 shall be valued by the Company as of the Tax Date.

          6.1.9  Other Provisions.  Each Option granted under this Plan may
                 ----------------
contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

          6.1.10 Determination of Fair Market Value.  For purposes of the Plan,
                 ----------------------------------
the fair market value of Common Stock or other securities of the Company shall be determined in good faith by the Administrator:

          6.1.11 Option Term.  Subject to Section 6.3.5, no Option shall be
                 -----------
exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

          6.1.12 Exercise Price.  The exercise price of any Option granted to
                 --------------
any person who owns, directly or by attribution under the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

          6.1.13 Limitation on Option Grants to Certain Executive Officers.
                 ---------------------------------------------------------
The Company may not grant Options under the Plan for more than 50,000 shares during any one year period to any executive officer whose compensation is required to be disclosed under Item 402 of Regulation S-K.

          6.2  Terms and Conditions to Which Only NQOs Are Subject.  Options
               ---------------------------------------------------
granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

               6.2.1  Exercise Price.  Except as set forth in Section 6.1.12,
                      --------------
the exercise price of a NQO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

          6.3  Terms and Conditions to Which Only ISOs Are Subject. Options
               ---------------------------------------------------
granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

               6.3.1  Exercise Price.  Except as set forth in Section 6.1.12,
                      --------------
the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

               6.3.2  Disqualifying Dispositions.  If stock acquired by
                      --------------------------
of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

               6.3.3  Grant Date.  If an ISO is granted in anticipation of
                      ----------
employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the optionee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

              6.3.4  Vesting.  Notwithstanding any other provision of this Plan,
                     -------
to the extent that ISOs granted under all incentive stock option plans of the Company and its subsidiaries "vest" for more than $100,000 in fair market value of stock (measured on the grant date(s)) in any calendar year, the amount that vests in excess of $100,000 shall be treated as NQOs. For purposes of the preceding sentence, an option "vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, the options with lower exercise prices shall be treated as ISOs up to the $100,000 vesting limit and the options with higher exercise prices shall be treated as NQOs, regardless of the grant date.

              6.3.5  Term.  Notwithstanding Section 6.1.11, no ISO granted to
                     ----
any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

     7.   GRANT OF OPTIONS TO NONEMPLOYEE DIRECTORS
          -----------------------------------------

          (a) Mandatory Initial Option Grants.  Subject to the terms and
              -------------------------------
conditions of this Plan, if any person who is not, and has not been in the preceding twelve months, an officer or employee of the Company and who has not previously been a member of the Board is elected or appointed as a member of the Board on or after the date on which shares of Common Stock are first distributed to ALZA's security holders, then on the effective date of such appointment or election the Company shall grant to such new director (a "Nonemployee Director") a NQO to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of such shares (determined in accordance with Section 6.1.10) on the date of such option grant.

          (b) Mandatory Additional Option Grants.  Subject to the terms and
              ----------------------------------
conditions of this Plan, on the date of the first meeting of the Board immediately following the fifth anniversary of a Nonemployee Director's initial election or appointment to the Board, the Company shall grant to such Nonemployee Director a NQO to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of such shares on the date of such Option grant.

          (c) Terms; Vesting.  Each Option granted under Section 7(a) or Section
              --------------
7(b) shall become exercisable with respect to 25% of the number of shares covered by such Option on each anniversary of the date on which the Option is granted, so that such Option shall be fully exercisable on the fourth anniversary of the date such Option was granted.

          (d) Limitation on Other Grants.  The Administrator shall have no
              --------------------------
discretion to grant Options under this Plan to Nonemployee Directors other than as set forth in Sections 7(a) and 7(b).

     8.   MANNER OF EXERCISE
          ------------------

          (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

          (b) Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

     9.   EMPLOYMENT, DIRECTOR OR CONSULTING RELATIONSHIP
          -----------------------------------------------

          Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates, nor interfere in any way with provisions in the Company's charter documents or applicable law relating to the election, appointment, terms of office or removal of members of the Board.

     10.  NO RIGHTS AS A STOCKHOLDER.
          --------------------------

          An Optionee shall have no rights as a stockholder with respect to any shares covered by his or her Option until the issuance (as evidenced by the appropriate entry on the books of the Company or its duly authorized transfer agent) of a stock certificate evidencing such shares. Subject to Section 6.1.10, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the date the certificate is issued.

     11.  PURCHASE OPTION
          ---------------

          All shares of Common Stock issuable pursuant to the Plan are and will be subject to an option (the "Purchase Option") of ALZA as described in the Restated Certificate of Incorporation of the Company to purchase stock at a purchase price determined in accordance with Article Fifth thereof. Copies of the Restated Certificate of Incorporation are available at the principal place of business of the Company at 1454 Page Mill Road, Palo Alto, CA 94304 and will be furnished to any optionee on request and without cost. In the event that ALZA exercises the Purchase Option, the time at which each outstanding Option may be exercised shall be automatically accelerated without further action on the part of the Company, the Board or the Administrator as of the date of exercise of the Purchase Option such that the optionee (upon exercise of the Option) would be eligible to receive the consideration payable by ALZA to holders of stock if and to the extent such Option is exercised in a timely manner. Notwithstanding any provision of this Plan or any stock option agreement to the contrary, each outstanding Option shall expire on the fifth business day immediately preceding the closing of the exercise of the Purchase Option.

     12.  COMPLIANCE WITH SECURITIES LAWS
          -------------------------------

          The Company shall not be obligated to issue any shares hereunder unless the shares are at that time effectively registered or exempt from registration under federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable securities laws. The Company shall have no obligation to register the shares under federal securities laws or to take whatever other steps may be necessary to enable the shares to be offered and sold under federal or other securities laws. Upon exercise of all or any portion of an Option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the subject shares or subsequent transfers of any interest in the shares to comply with applicable securities laws. Stock certificates evidencing such shares shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the optionee's stock option agreement.

     13.  AMENDMENTS TO PLAN
          ------------------

          The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that stockholder approval is advisable. Notwithstanding the foregoing, any amendment which increases the number of shares available for grant under this Plan or which alters the provisions regarding option grants to Nonemployee Directors requires the approval of holders of 66-2/3% of the outstanding shares of Common Stock.

     14.  EFFECTIVE DATE OF PLAN
          ----------------------

          This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within 12 months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period.

     15.  GOVERNING LAW
          -------------

          This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the Code and the laws of the State of California.

Plan adopted by the Board of Directors on September 4, 1997.

Plan approved by the sole stockholder on September 4, 1997.

                                       11